BofA FUNDS SERIES TRUST

Supplement dated November 3, 2015 to the Prospectuses and Statement of Additional

Information (the SAI), each dated as of January 1, 2015, of the following Funds

BofA California Tax-Exempt Reserves	BofA Money Market Reserves
BofA Cash Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Government Plus Reserves	BofA Tax-Exempt Reserves
BofA Government Reserves	BofA Treasury Reserves
BofA Massachusetts Municipal Reserves

(each, a Fund and, collectively, the Funds)

BofA® Global Capital Management, the direct parent company of the Funds’ investment advisor, BofA Advisors, LLC (the Advisor), has entered into an agreement to sell the cash asset management business of the Advisor to BlackRock®, Inc. (BlackRock). This transaction (the Transaction) includes the sale of the part of the Advisor’s business that relates to the investment management of the Funds. The Transaction is subject to various approvals and other conditions to closing, and is currently expected to close in the first half of 2016.  Until closing, the Funds will continue to be managed by the Advisor in accordance with each Fund’s respective investment objective, strategies and policies.

In connection with the Transaction, it is currently contemplated that the Funds’ Board of Trustees (the Board) will consider the approval of the reorganization of each Fund (each, a Reorganization) into a fund managed by a BlackRock affiliate.  If approved by the Board, each Reorganization will be submitted for approval by the shareholders of the Fund that is subject to the Reorganization.  Further information regarding each Reorganization, including a comparison of each Fund to the BlackRock fund that will acquire all or substantially all of the Fund’s assets, will be provided in connection with the solicitation of such shareholder approval, including in the prospectus/proxy statement sent to shareholders of each Fund as of a specified record date.

Shareholders should retain this Supplement for future reference.

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